UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2022

BROOKFIELD REAL ESTATE INCOME TRUST INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56428	82-2365593
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Vesey Street, 15th Floor, New York, New York	10281
(Address of principal executive offices)	(Zip Code)

(212) 417-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities

On August 1, 2022, the Company sold 791,725 unregistered shares of its Class C common stock to a feeder vehicle that in turn offers interests in itself to non-U.S. persons, for an aggregate consideration of $10,706,581. The offer and sale of Class C shares was exempt from the registration provisions of the Securities Act by virtue of Section 4(a)(2) and Regulation S thereunder.

On August 1, 2022, the Company sold 1,768 unregistered Class E shares to certain employees of Brookfield Asset Management Inc. (together with its affiliates, “Brookfield”) in one or more private offerings, for an aggregate consideration of $25,000. The offer and sale was exempt from the registration provisions of the Securities Act by virtue of Section 4(a)(2) thereunder.

In August 2022, the Company sold 79,492 unregistered Class I shares to Brookfield REIT Adviser LLC (the “Adviser”), an affiliate of Brookfield, in consideration for services valued at $1,097,869 pursuant to an advisory agreement under which the Adviser is entitled to a per annum management fee payable monthly in cash or shares of common stock, at the Adviser’s election.

On August 17, 2022, the Company sold 918,956 unregistered shares of its Class I common stock to a feeder vehicle that in turn offers interests in itself to non-U.S. persons, for an aggregate consideration of $12,782,765. The offer and sale of Class I shares was exempt from the registration provisions of the Securities Act by virtue of Section 4(a)(2) and Regulation S thereunder.

On August 19, 2022, the Company sold 35,642 unregistered Class E and Class I shares pursuant to its Distribution Reinvestment Plan for an aggregate consideration of $499,065. The offer and sale was exempt from the registration provisions of the Securities Act by virtue of Section 4(a)(2) thereunder.

On September 1, 2022, the Company sold 559,658 unregistered shares of its Class C common stock to a feeder vehicle that in turn offers interests in itself to non-U.S. persons, for an aggregate consideration of $7,625,063. The offer and sale of Class C shares was exempt from the registration provisions of the Securities Act by virtue of Section 4(a)(2) and Regulation S thereunder.

On September 1, 2022, the Company sold 10,513 unregistered Class E shares to certain employees of Brookfield in one or more private offerings, for an aggregate consideration of $150,000. The offer and sale was exempt from the registration provisions of the Securities Act by virtue of Section 4(a)(2) thereunder.

In September 2022, the Company sold 83,236 unregistered Class I shares to the Adviser in consideration for services valued at $1,157,826 pursuant to an advisory agreement under which the Adviser is entitled to a per annum management fee payable monthly in cash or shares of common stock, at the Adviser’s election.

On September 15, 2022, the Company sold 1,613,194 unregistered shares of its Class I common stock to feeder vehicles that in turn offer interests in themselves to non-U.S. persons, for an aggregate consideration of $22,503,900. The offer and sale of Class I shares was exempt from the registration provisions of the Securities Act by virtue of Section 4(a)(2) and Regulation S thereunder.

On September 20, 2022, the Company sold 36,060 unregistered Class E and Class I shares pursuant to its Distribution Reinvestment Plan for an aggregate consideration of $507,168. The offer and sale was exempt from the registration provisions of the Securities Act by virtue of Section 4(a)(2) thereunder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2022

BROOKFIELD REAL ESTATE INCOME TRUST INC.

By:	/s/ Michelle L. Campbell
Name:	Michelle L. Campbell
Title:	Secretary